SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the registrant                         / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/   /   Preliminary proxy statement

/ x/  Definitive proxy statement

/   /   Definitive additional materials

/   /   Soliciting    material    pursuant   to   Rule   14a-11(c)   or   Rule
        14a-12

OPPENHEIMER VARIABLE ACCOUNT FUNDS
------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)


------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/   No fee required.

/     / Fee  Computed on table below per  Exchange  Act Rules 14a  -6(i)(4) and
        0-11.

(1)   Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ /   Fee paid previously with preliminary materials:


/  / Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the pervious filing by registrations statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

(3)   Filing Party:

(4)   Date Filed:

                      OPPENHEIMER VARIABLE ACCOUNT FUNDS

               6803 South Tucson Way, Englewood, Colorado 80112

                 NOTICE OF MEETING OF SHAREHOLDERS TO BE HELD

                                 APRIL 3, 1998

To the Shareholders of
Oppenheimer Variable Account Funds:

Notice is hereby given that a Meeting of Shareholders of Oppenheimer Variable Account Funds (the "Trust"), a multi-series mutual fund consisting of nine funds (the "Funds"), will be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., Denver time, on April 3, 1998, or any adjournments thereof, for the following purposes:

(a)   To  elect  ten   Trustees  to  hold  office  until  the  next  meeting  of
      shareholders called for the purpose of electing Trustees or until their successors are elected and shall qualify;

(b) To ratify the selection of Deloitte & Touche LLP as the independent certified public accountants and auditors of the Trust for the fiscal year beginning January 1, 1998 (Proposal
      No. 1);

(c) To approve changes in the fundamental investment policies of each Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging (Proposal No. 2);

(d) To approve changes in Oppenheimer Bond Fund's investment objective and fundamental investment policies (Proposal No. 3) (Note: Only Oppenheimer Bond Fund shareholders vote on this Proposal);

(e) To approve amendments to the Trust's Declaration of Trust to permit each Fund to issue additional classes of shares (Proposal No. 4); and

(f) To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on February 6, 1998, are entitled to vote at the meeting. The election of Trustees and the Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Trust recommends a vote in favor of each nominee to the Board and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary

February 17, 1998

----------------------------------------------------------------------------
Shareholders who do not expect to attend the meeting are asked to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
6803 South Tucson Way, Englewood, Colorado 80112

PROXY STATEMENT

MEETING OF SHAREHOLDERS
TO BE HELD APRIL 3, 1998

This statement is furnished to the shareholders of Oppenheimer Variable Account Funds (the "Trust") in connection with the solicitation by the Trust's Board of Trustees of proxies to be used at a meeting (the "Meeting") of shareholders to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., Denver time, on April 3, 1998, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about February 27, 1998.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at 6803 South Tucson Way, Englewood, Colorado 80112 (if received in time to be acted upon); (2) signing and returning a new proxy (if returned and received in time to be voted); or (3) attending the meeting and voting in person.

Shares of each series ("Fund") are sold to provide benefits under variable life insurance policies, variable annuity contracts and other separate accounts (collectively the "Accounts") of insurance companies that are the owners of record of the Funds' shares (the "Participating Insurance Companies"). Further information on the Funds is provided in the Trust's Prospectus, and further information on the Accounts is provided in the Prospectus of that Account. For a free copy of the Funds' annual report for the fiscal year ended December 31, 1997, contact the Participating Insurance Company whose name, address and toll-free number appears in that Account Prospectus, or call 1-800-525-7048.

Shares Outstanding and Entitled to Vote. The Trust consists of nine separate funds (the "Funds"). These are Oppenheimer Money Fund ("Money Fund"), Oppenheimer High Income Fund ("High Income Fund"), Oppenheimer Bond Fund ("Bond Fund"), Oppenheimer Capital Appreciation Fund ("Capital Appreciation Fund"), Oppenheimer Growth Fund ("Growth Fund"), Oppenheimer Multiple Strategies Fund ("Multiple Strategies Fund"), Oppenheimer Global Securities Fund ("Global Securities Fund"), Oppenheimer Strategic Bond Fund ("Strategic Bond Fund") and Oppenheimer Growth & Income Fund ("Growth & Income Fund"). The number of shares outstanding as of the record date (February 6, 1998) is shown in Exhibit A. The holders of shares are entitled to one vote for each share (and a fractional vote for a fractional share) held at the close of business on the record date. All Funds vote in the aggregate for the election of Trustees, and for Proposals No. 1 and 4. Each Fund votes separately on the fundamental investment objectives and policies which relate to that Fund. For that reason, the Funds vote separately on Proposal No. 2, and shares of Bond Fund only may be voted on Proposal No. 3. On matters submitted to a separate vote, each share of that Fund has voting rights equal to each other share of that Fund.

The cost of printing this proxy statement and the cost of its distribution is an expense of the Trust. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of OppenheimerFunds Services, the Fund's transfer agent, personally or by telephone or telegraph; any expenses so incurred will also be borne by the Trust. Participating Insurance Companies may be required to forward soliciting material to their contract owners.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of each Proposal unless a choice is indicated to vote against or to abstain from voting on that Proposal. Shares owned of record by a Participating Insurance Company will be voted by that Participating Insurance Company based on instructions received from its contract owners. If no instructions are received, the Participating Insurance Company will as record holder vote such shares on the Proposals in the same proportion as that insurance company votes shares for which voting instructions were received in time to be voted. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of each Proposal.

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Any adjourned session or sessions may be held within 90 days after the date set for the original Meeting without the necessity of further notice.

All of the outstanding shares of each Fund are held of record by one or more of the Participating Insurance Companies, which are identified below. As of February 6, 1998, the only entities owning of record or known by the management of the Trust to be beneficial owners of 5% or more of the outstanding shares of any Fund were: (i) Monarch Life Insurance Company ("Monarch"), Springfield, MA;
(ii) ReliaStar Bankers Security Life Insurance Company ("ReliaStar"), Minneapolis, MN; (iii) The Life Insurance Company of Virginia ("Life of Virginia"), Richmond, VA; (iv) Nationwide Life Insurance Company ("Nationwide"), Columbus, OH; (v) Aetna Life Insurance and Annuity Company ("Aetna"), Hartford, CT; (vi) Massachusetts Mutual Life Insurance Company, Springfield, MA ("MassMutual"), (vii) Jefferson-Pilot Life Insurance Company, Greensboro, NC and Chubb Life Insurance Company of America, Concord, NH (collectively "Jefferson Pilot"); (viii) Acacia National Life Insurance Company ("Acacia"), Washington, D.C.; (ix) Protective Life Insurance Company ("Protective"), Birmingham, AL; (x) CUNA Mutual Group ("CUNA"), Madison, WI; (xi) COVA Financial Life Insurance
Company ("COVA"), Oakbrook Terrace, IL; and (xii) American Enterprise Life Insurance Company ("American Enterprise"), Minneapolis, MN. Such shares were held as shown in Exhibit A.

                              ELECTION OF TRUSTEES

      At the meeting, ten Trustees are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Trustees or until the successors of each shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Trust that unless the proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Trust. As a Massachusetts business trust, the Trust does not contemplate holding annual shareholder meetings. Thus, the Trustees will be elected for indefinite terms until a shareholders meeting is called for the purpose of voting on Trustees.

     Each of the nominees is presently a Trustee and has agreed to be nominated and to serve as a Trustee. Each of the nominees is also a Trustee, Director or Managing General Partner of Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer Champion Income Fund, Oppenheimer High Yield Fund, Oppenheimer Cash Reserves, Oppenheimer Main Street Funds, Inc., Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Oppenheimer Real Asset Fund, Centennial America Fund, L.P., Oppenheimer Municipal Fund, Oppenheimer Limited-Term Government Fund, Panorama Series Fund, Inc. and The New York Tax-Exempt Income Fund, Inc. (collectively, the "Denver-based Oppenheimer Funds") except for Mr. Fossel who is neither a Trustee of Centennial New York Tax-Exempt Trust nor a Managing General Partner of Centennial America Fund, L.P. Mr. Swain is Chairman and Chief Executive Officer of each of the Denver-based Oppenheimer funds. The nominees indicated below by an asterisk are "interested persons" (as that term is defined in the Investment Company Act of 1940, hereinafter referred to as the "Investment Company Act") of the Trust or OppenheimerFunds, Inc., the investment adviser to each Fund (the "Manager") due to the connections indicated with the Manager or its affiliates or due to other positions shown. None of the Trustees or officers of the Trust owned any shares of the Trust as of January 31, 1998.

      The year given below indicates when the nominee first became a Trustee or Director of any of the funds listed above. There has been no break in service, except for Mr. Fossel, who resigned as a Trustee effective October 1, 1996, due to his affiliation at that time with the Manager, and who rejoined the Board on July 1, 1997, after that affiliation ended. If any of the nominees should be unable to accept nomination or election, it is the intention of the persons named as attorneys-in-fact in the enclosed proxy to vote such proxy for the election of such other person or persons as the Board of Trustees may, in its discretion, recommend.

Name and                            Business Experience
Other Information                   During Past Five Years

Robert G. Avis*           Vice Chairman of A.G. Edwards & Sons, Inc. (a
first became a            (broker-dealer) and A.G. Edwards, Inc. (its parent
Trustee in 1993            holding company); Chairman of A.G.E. Asset
Age: 66                    Management and A.G. Edwards Trust Company
                           (its  affiliated   investment  adviser  and  trust
                           company, respectively).

William A. Baker           Management Consultant.
first became a
Trustee in 1966
Age: 83

Name and                            Business Experience
Other Information                   During Past Five Years

Charles Conrad, Jr.        Chairman and CEO of Universal Space Lines, Inc.
first became a             (a space services management company); formerly
Trustee in 1970            Vice President of McDonald Douglas Space Systems
Age: 67                    Co. and associated with the National Aeronautics and
                           Space Administration.

Jon Fossel                 Formerly Chairman and a director of the Manager,
first became a            President   and   a   director   of    Oppenheimer
Trustee in 1990           Acquisition Corp. ("OAC"), the Manager's parent
Age: 56                   holding company and Shareholder Services ices, Inc.
                          ("SSI") and Shareholder  Financial  Services,  Inc.
                          ("SFSI"), transfer agent subsidiaries of the Manager.

Sam Freedman              Formerly Chairman and Chief Executive Officer of
first became a            OppenheimerFunds Services, Chairman, Chief
Trustee in 1996           Executive Officer and a director of SSI, Chairman,
Age: 57                   Chief Executive Officer and director of SFSI, Vice
                          President and director of OAC and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski     Director of Wave Technologies International, Inc.
first became a            (a computer products training company).
Trustee in 1988
Age: 68


C. Howard Kast           Formerly Managing Partner of Deloitte, Haskins
first became a           & Sells (an accounting firm).
Trustee in 1988
Age: 76

Robert M. Kirchner      President of The Kirchner Company (management
first became a          consultants).
Trustee in 1963
Age: 76

Ned M. Steel            Chartered Property and Casualty Underwriter, a
first became a          director  of   Visiting   Nurse   Corporation   of
Trustee in 1963         Colorado.
Age: 82

Name and                            Business Experience
Other Information                   During Past Five Years

James C. Swain*          Vice Chairman of the Manager (since September 1988);
first became a          formerly  President  and a director of  Centennial Asset
Trustee in 1969         Management Corporation, an investment adviser
Age: 64                 subsidiary of the Manager ("Centennial"), and
                        Chairman of the Board of SSI.

------------------- * A nominee who is an "interested person" of the Trust or the Manager under the Investment Company Act.

Vote Required. The affirmative vote of a majority of the votes cast by shareholders of the Trust in the aggregate and without regard to Fund is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.

      The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Trust and of those persons responsible for its day-to-day operations. Six regular meetings of the Trustees were held in the fiscal year ended December 31, 1997. Each Trustee was present for at least 75% of the meetings held during this period. The Trustees of the Trust have appointed an Audit and Review Committee, comprised of Messrs. Kast (Chairman), Freedman and Kalinowski; Mr. Baker is an ex-officio member of the Committee. None of these Trustees is an "interested person" (as that term is defined in the Investment Company Act) of the Manager or the Trust. The functions of the Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Trust;
(ii)  reviewing  the methods,  scope and results of audits and the fees charged;
(iii) reviewing the adequacy of the Trust's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Trust's independent auditors and its independent Trustees. The committee met six times during the fiscal year ended December 31, 1997, and all members attended at least 75% of the meetings held during this period. The Board of Trustees does not have a standing nominating or compensation committee.

            o Remuneration of Trustees. The officers of the Trust and one of the Trustees of the Trust (Mr. Swain) who is affiliated with the Manager receive no salary or fee from the Trust. The remaining Trustees of the Trust received the compensation shown below. The compensation from the Trust was paid during its fiscal year ended December 31, 1997. The compensation from all of the Denver-based Oppenheimer funds includes the Trust and compensation is received as a director, trustee, managing general partner or member of a committee or Board of those funds during the calendar year 1997.

                                                             Total Compensation
                                            Aggregate        From All
                                            Compensation     Denver-based
Name                         Position       From Trust       Oppenheimer Funds1

Robert G. Avis               Trustee           $3,391.05        $63,501

                                                             Total Compensation
                                               Aggregate     From All
                                               Compensation  Denver-based
Name                         Position          From Trust   Oppenheimer Funds1

William A. Baker             Audit and Review      $3,410.51         $77,502
                             Committee Ex-Officio
                             Member2 and Trustee


Charles Conrad, Jr.          Trustee(3)            $3,649.51         $72,000


Jon S. Fossel                Trustee               $3,391.05         $63,277

Sam Freedman                 Audit and Review      $2,579.56        $66,501
                             Committee Member2
                             and Trustee

Raymond J. Kalinowski        Audit and Review      $3,822.45        $ 71,561
                             Committee Member2
                             and Trustee

C. Howard Kast               Audit and Review      $4,088.19        $76,503
                             Committee Chairman2
                             and Trustee

Robert M. Kirchner           Trustee3              $3,649.51         $ 72,000

Ned M. Steel                 Trustee               $3,391.05         $ 63,501

1 For the 1997 calendar year.
2 Commitee positions effective July 1, 1997 (Baker, Kast, Freedman,
Kalinowski).
3 Prior to July 1, 1997, Messrs. Conrad and Kirchner were also members of the Audit and Review Committee.

     Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Trust. As of December 31, 1997, none have elected to do so. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect any Fund's assets, liabilities or net income per share. The plan will not obligate the Trust to retain the services of any Trustee or to pay any particular amount of compensation to any Trustee.

Officers of the Trust. Each officer of the Trust is elected by the Trustees to serve an annual term. Information is given below about the executive officers who are not Trustees of the Trust, including their business experience during the past five years. Ms. Macaskill and Messrs. Donohue, Bowen, Bishop, Zack and Farrar serve in a similar capacity with the other funds listed in the second paragraph under "Election of Trustees."


Bridget A. Macaskill, President; Age: 49
Two World Trade Center, New York, New York 10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation ("HarbourView"), an investment advisor subsidiary of the Manager; Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September 1995) and a director (since October 1990) of OAC; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc., an investment advisor subsidiary of the Manager (since July
1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); President and a Director or Trustee of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.

Paul LaRocco, Vice President;
Capital Appreciation Fund Portfolio Manager; Age:39
Two World Trade Center,  New York, New York  10048-0203
Vice President of the Manager (since April 1996); an officer of other Oppenheimer funds; formerly a Securities Analyst with Columbus Circle Investors (August 1990-January 1993), prior to which he was an Investment Analyst for Chicago Title & Trust Co.

Michael S. Levine, Growth & Income Fund Associate Portfolio Manager; Age:32
Two World Trade Center,  New York, New York  10048-0203
Assistant Vice President of the Manager (since April 1996); formerly portfolio manager and research associate for Amas Securities, Inc., prior to which he was an analyst for Shearson Lehman Hutton Inc.

Robert Milnamow, Vice President; Growth & Income Fund Portfolio Manager; Age:47 Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager (since November 1995); an officer of other Oppenheimer funds; previously a portfolio manager with Phoenix Securities Group (August 1989-August 1995) .

David P. Negri, Vice President; Bond Fund, Strategic Bond Fund and Multiple Strategies Portfolio Manager; Age: 43
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager (since June 1989); an officer of other
Oppenheimer funds.

Jane Putnam,  Vice President;  Growth Fund Portfolio Manager;  Age: 37
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager (since October 1995); previously a portfolio manager and equity research analyst for Chemical Bank.

Thomas P. Reedy, Vice President; High Income Fund Portfolio Manager; Age: 36
Two World Trade Center,  New York, New York 10048-0203
Vice President of the Manager (since June 1993); an officer of other Oppenheimer funds; formerly a Securities Analyst for the Manager.

Richard H. Rubinstein,  Vice President;  Multiple  Strategies Fund
Portfolio Manager; Age: 49
Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager (since October 1995); an officer of other Oppenheimer funds (since June 1990).

Arthur P. Steinmetz, Vice President; Strategic Bond Fund Portfolio Manager;
Age: 39
Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager (since March 1993); an officer of other Oppenheimer funds.

Dorothy G. Warmack, Vice President; Money Fund Portfolio Manager; Age: 61
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager and Centennial (since January 1992); an officer of other Oppenheimer funds.

William L. Wilby, Vice President; Global Securities Fund Portfolio Manager;
Age: 53 Two World Trade Center,  New York, New York 10048-0203
Senior Vice President of the Manager (since July 1994) and Vice President of HarbourView (since October 1993); an officer of other Oppenheimer funds; formerly international investment strategist at Brown Brothers Harriman & Co., prior to which he was a Managing Director and Portfolio Manager at AIG Global Investors.

Andrew J. Donohue, Vice President and Secretary; Age: 47
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President , General Counsel (since September 1993), and a director (since January 1992) of OppenheimerFunds Distributor, Inc. ("OFDI"); Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. since (September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September 1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

George C. Bowen, Vice President, Treasurer, and Assistant Secretary; Age: 61 6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of OFDI; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July
1991)and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice

President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); a Director, Trustee and officer of other Oppenheimer funds, including certain Oppenheimer Denver funds.

Robert J. Bishop, Assistant Treasurer; Age: 39
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Scott  T. Farrar, Assistant Treasurer; Age: 32
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary; Age: 49
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

                   RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                (Proposal No. 1)

The  Investment   Company  Act  requires  that   independent   certified  public
accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Trust, if one is held. The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust or the Manager, at a meeting held December 16, 1997, selected Deloitte & Touche LLP ("Deloitte") as auditors of the Trust for the fiscal year beginning January 1, 1998. Deloitte also serves as auditors for certain other funds for which the Manager acts as investment adviser and also serves as auditors for the Manager and certain of its affiliates. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Deloitte as auditors. Representatives of Deloitte are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of Deloitte as auditors of the Trust.

                    APPROVAL OF CHANGES IN THE FUNDS' FUNDAMENTAL
                 INVESTMENT POLICIES ON WARRANTS, BORROWING, INVESTING
                    IN OIL AND GAS EXPLORATION, INVESTING IN OTHER
                        INVESTMENT COMPANIES AND HEDGING
                                (Proposal No. 2)

The Manager proposes that certain of the Funds' fundamental investment policies be changed, as described below, to give the Funds further investment flexibility. An investment policy that has been designated as "fundamental" is one that cannot be changed without the requisite shareholder approval described below under "Vote Required." Non-fundamental investment policies may be changed by the Board of Trustees without the expense and delay of seeking shareholder approval. A vote by the shareholders of the affected Fund in favor of this Proposal shall be a vote in favor of all proposed investment policy changes for that Fund described in this Proposal. If approved, the effective date of this Proposal may be delayed until the Trust's updated Prospectus and Statement of Additional Information can reflect these changes (on or about May 1, 1998).

The Trust's Board of Trustees, including a majority of its Independent Trustees, determined that the best interests of the Funds would be served by allowing the Funds greater investment flexibility, as set forth in these proposed investment policy changes, and by enabling the Funds to respond to market or regulatory developments.

Change of Fundamental Investment Policies to Non-Fundamental Investment Policies or Elimination of Restrictions. With respect to certain of the following fundamental investment policies, the Manager proposes that the investment policy remain in effect (in certain instances, as modified), but be changed to a non-fundamental policy. The reason for making the investment policies non-fundamental is to provide the Fund with the ability to modify or eliminate these policies at a later date to respond to changes in regulatory restrictions or changes in the markets and market conditions without the delay and expense of seeking shareholder approval. Changes to non- fundamental investment policies only require approval of the Board of Trustees. Other restrictions described below are no longer needed and would be eliminated if this Proposal is approved.

            |X| Warrants. As described in the Trust's prospectus each Fund (except Money Fund) may invest up to 5% of its total assets in warrants and rights. This limit does not apply to warrants and rights that have been acquired as part of units with other securities or that are attached to other securities. In addition, no more than 2% of each such Fund's total assets may be invested in warrants that are not listed on either the New York or American Stock Exchanges. As a matter of fundamental investment policy, these Funds presently may not deviate from these percentage requirements. It is proposed that this policy be revised so that as a non-fundamental policy, the Funds would not invest more than 5% of their total assets in warrants or rights. That 5% limitation would not apply to warrants that a Fund acquires as part of units with other securities or that are attached to other securities. There would no longer be a limitation on acquiring warrants that are not listed on any stock exchange. Money Fund does not invest in warrants, nor will it do so if this Proposal is adopted.

            |X| Borrowing. All Funds will borrow only if they can do so without putting up assets as security for a loan. As described in the Trust's prospectus, from time to time, Capital Appreciation Fund, Strategic Bond Fund, Growth Fund, Multiple Strategies Fund, Growth & Income Fund and Global Securities Fund may borrow money from banks to buy securities. This is considered a speculative investment method known as "leverage." This investing technique may subject a Fund to greater risks and costs than when that Fund does not borrow. These risks may include the possibility that a Fund's net asset value per share will fluctuate more than funds that don't borrow, since a Fund pays interest on borrowings and interest expense affects a Fund's share price and yield. Money Fund, High Income Fund, Bond Fund and Growth Fund may borrow only up to 5% of the value of their total assets and Global Securities Fund may borrow up to 10% of the value of its total assets. Global Securities Fund does not borrow, if as a result of such borrowing more than 25% of its total assets would consist of investments in when-issued or delayed delivery securities or borrowed funds. As a matter of fundamental investment policy, these funds may not deviate from the percentage requirements and other restrictions listed above that relate to borrowing. These Funds can borrow only if they maintain a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act. Each of the above Funds has undertaken to limit borrowing by that Fund to 25% of the value of its net assets, which is further limited to 10% if the borrowing is for a purpose other than to facilitate redemptions. Neither percentage limitation is a fundamental policy.

A revised restriction is proposed for each Fund, that borrowing be permitted only when the Funds maintain a 300% ratio of assets to borrowings (as described above). That restriction would be a fundamental investment policy. The other restrictions and undertakings on borrowing are no longer needed and would be eliminated if this Proposal is approved.

Revisions to Other Fundamental Investment Policies. The Funds currently have fundamental investment policies with respect to investment in oil and gas exploration, hedging and investment in other investment companies. The Manager proposes that these investment policies be revised or eliminated for the reasons described below. As revised, the investment policy relating to investment in oil and gas exploration would remain a fundamental investment policy changeable only by the vote of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of a Fund and the investment policy relating to investment in other investment companies would be eliminated.

            |X| Investment in Oil and Gas Exploration. As a matter of fundamental policy the Funds currently can not invest in oil or gas exploration or development programs. Shareholders are being asked to approve a change to this investment policy to allow the Funds to purchase options, futures contracts, swaps and other investments, which are linked to oil, gas and mineral values. As revised, the new fundamental investment policy would read as follows:
"The Funds cannot invest in oil or gas exploration or development programs, but may purchase options, futures contracts, swaps and other investments, which are backed by, or the investment return from which are linked to oil, gas and mineral values."

            |X| Investments in Other Investment Companies. Currently, as a matter of fundamental policy, the Funds may not invest in other open-end investment companies or invest more than 5% of their net assets at the time of purchase in closed-end investment companies, including small business investment companies, nor make any such investments at commission rates in excess of normal brokerage commissions. The Manager proposes that this fundamental policy be eliminated. Until the recent enactment of the National Securities Markets Improvement Act of 1996 (the "Securities Markets Improvement Act"), the ability of investment companies to invest in other investment companies had been significantly limited. With the passage of the Securities Markets Improvement Act the ability to invest in other investment companies has been greatly expanded and the Securities and Exchange Commission has been granted broad exemptive authority to permit other arrangements. Accordingly, the elimination of this fundamental policy will allow the fund to purchase securities of other investment companies to the extent permitted by law and exemptions subject to the approval by the Board of Trustees. This change would also permit the Funds, subject to approval by the Board of Trustees, to adopt a "master-feeder" or a "fund of funds" structure. A master-feeder structure is comprised of a single master portfolio in which one or more feeder fund invests. To adopt a "master-feeder" or a "fund of funds" structure or to engage in significant purchases of shares of other investment companies would require approval of the Trust's Board and, to the extent necessary, an update of the Trust's Prospectus and Statement of Additional Information.

            |X| Hedging. As a matter of fundamental policy, the Funds cannot pledge, mortgage or hypothecate any assets to secure a debt; the escrow arrangements which are involved in options trading are not considered to involve such a mortgage, hypothecation or pledge. The Manager proposes that this fundamental policy be amended to allow the Funds to enter into escrow, collateral and margin arrangements in connection not only with their options trading, but also with any of their permitted investments. The revised fundamental investment policy would read as follows: "The Funds cannot pledge, mortgage or hypothecate any assets to secure a debt; the escrow, collateral and margin arrangements involved with any of the Funds' investments are not considered to involve such a pledge, mortgage or hypothecation."

Presently, the Funds may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based stock or bond indices, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The hedging instruments the Fund may use and the risks of such investment strategies are described in the Trust's Prospectus under "Hedging" and in the Statement of Additional Information under "Other Investment Techniques and Strategies." When engaging in hedging transactions that require a Fund to secure its obligation to pay for the underlying security, that Fund will earmark liquid assets with a value equal to or greater than the exercise price of the underlying securities. Money Fund does not use Hedging Instruments, nor will it do so if this Proposal is adopted. The types of hedging instruments the Funds may use may be revised from time to time, as new instruments become available; however, the Funds will not (and do not presently) use hedging instruments for speculative purposes.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding voting securities of each Fund, voting separately on changes to its own fundamental investment policies, is required for approval of this Proposal. The requirement for such "majority" is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund. If the Proposal is not approved by the shareholders of a Fund, the investment policies will remain unchanged with respect to that Fund. If approved by shareholders at this meeting, this Proposal will become effective May 1, 1998, when the Trust's Prospectus will be revised to disclose such changes (on or about May 1, 1998). The Trustees, including the Trustees who are not interested persons of the Trust, unanimously recommend that the shareholders of each Fund vote to approve changes to certain of that Fund's fundamental investment policies.


                     APPROVAL OF CHANGES TO BOND FUND'S INVESTMENT
                      OBJECTIVE AND FUNDAMENTAL INVESTMENT

                       POLICIES WITH RESPECT TO INVESTMENT
                    IN SECURITIES RATED LESS THAN INVESTMENT GRADE
                                (Proposal No. 3)

At the present time, Bond Fund's investment objective is to "seek to achieve a high level of current income from investment in high yield fixed-income securities rated "Baa" or better by Moody's Investors Service, Inc. or "BBB" or better by Standard & Poor's Corporation." Secondarily, Bond Fund seeks capital growth when consistent with its primary objective.

In addition, as a matter of non-fundamental policy, Bond Fund will, under normal market conditions, invest at least 65% of its total assets in bonds. Currently Bond Fund will invest only in securities rated "Baa" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB" or better by Standard & Poor's Corporation ("Standard & Poor's"). However, Bond Fund is not obligated to dispose of securities if the rating is reduced, and therefore will from time to time hold securities rated lower than "Baa" by Moody's or "BBB" by Standard & Poor's.

The Manager proposes that the following changes be made to Bond Fund's fundamental investment policies:

(1) that its primary investment objective be changed to: "to seek a high level of current income". Its secondary investment objective would remain "to seek capital growth when consistent with its primary objective." As revised, these investment objectives will be fundamental policies;

(2) that permissible investments be expanded to permit Bond Fund, as a matter of non- fundamental policy, under normal market conditions, to invest up to 35% of its total assets in debt securities rated less than investment grade (below investment-grade securities include securities rated below one of the four highest categories by Standard & Poor's, Moody's or other nationally recognized rating organizations, or, if unrated, judged by the Manager to be of comparable quality to such lower-rated securities). Lower-grade securities (commonly known as "junk bonds") are considered speculative and involve greater risk.

This Proposal would permit Bond Fund to invest up to 35% of its total assets in debt securities rated less than investment grade, and in other debt securities that currently are not permitted investments, when consistent with Bond Fund's investment objectives, as revised. Under normal market conditions, Bond Fund would invest at least 65% of its total assets in investment grade debt securities, U.S. government securities and money market instruments. Investment grade debt securities would include those rated in one of the four highest ranking categories by any nationally-recognized rating organization or if unrated or split-rated (rated investment grade and below investment grade by different rating organizations), determined by the Manager to be of comparable quality.

All debt securities are subject to interest rate risk. Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the value of debt securities, and a decline in interest rates will tend to increase their value. However, a portfolio made up entirely of investment grade securities is generally quite sensitive to changes in interest rates, and therefore Bond Fund's net asset value is now particularly susceptible to declines in a rising interest rate environment. Allowing Bond Fund's portfolio managers to diversify Bond Fund's portfolio among securities of various credit quality categories may permit them to seek to protect the portfolio against interest rate volatility. In addition, the Manager believes that, from time to time, investment opportunities exist in below-investment grade securities in which Bond Fund should be able to participate, while also taking into account the increased credit risk of below-investment grade securities, discussed below. The yield on below- investment grade debt securities tends to be higher than that of higher-grade debt securities, due to that increased credit risk. The Manager also believes that investment grade securities should include securities rated by a nationally recognized rating organization other than Standard & Poor's or Moody's, as well as unrated or split-rated securities judged by the Manager to be of comparable quality to investment grade securities. In selecting securities for Bond Fund's portfolio, the Manager conducts its own research and analysis, and does not rely entirely on credit ratings assigned by rating agencies.

There is an increased credit risk that issuers of non-investment grade debt securities may not be able to make interest or principal payments as they become due. High yield non-investment grade debt securities are often referred to as "junk bonds" and often have speculative characteristics and special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and a greater risk of default because of the issuer's low creditworthiness. Their prices may decline significantly during periods of general economic difficulty.

There may be less of a market for them, they may be more difficult to value, and they may be harder to sell at an acceptable price. Further, a decline in the high-yield bond market is likely during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield securities and adversely affect the value of outstanding securities and the ability of issuers to repay principal and interest. These risks mean, among other things, that Bond Fund may not achieve the expected income from below-investment grade securities, and that Bond Fund's net asset value per share may be adversely affected by declines in value of these securities.

Bond Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. The Manager intends to continue to consider issuer creditworthiness, among other factors, in selecting individual debt securities and in determining from time to time whether a portion (but not more than 35%) of Bond Fund's portfolio should be invested in below-investment grade securities or unrated securities determined by the Manager to be comparable to securities rated below investment grade.

Bond Fund may invest in foreign securities, as described in the Trust's Prospectus, including foreign securities that are unrated or rated below investment grade. In addition, Bond Fund's investments in foreign securities and foreign currencies may involve additional risks. These include currency fluctuations and/or devaluations, risks relating to political or economic conditions in the foreign country, and the generally less stringent disclosure requirement of foreign markets. Other risks included changes in U.S. economic or monetary policy that affect investment abroad. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

The Manager presented to the Board of Trustees this Proposal to change Bond Fund's investment objective and to eliminate the fundamental investment restrictions outlined above. The Manager explained to the Trustees the expected advantages and risks of allowing the Manager flexibility to invest up to 35% of Bond Fund's portfolio in below-investment grade debt securities. If shareholders approve this Proposal, the Manager will have greater flexibility to respond to market, economic and other conditions, and will be able to further adjust Bond Fund's investment policies and strategies as it and the Board of Trustees may deem appropriate. The Trustees approved and recommended, subject to shareholder approval, the change in the investment objective and fundamental investment policies described in this Proposal. If approved, the effective date of this Proposal will be delayed by Bond Fund until the Trust's Prospectus is updated to reflect this change (on or about May 1, 1998). If this Proposal is not approved, Bond Fund's current investment objective and policies will remain in effect.

Vote Required. An affirmative vote of the holders of a "majority" of the voting securities of Bond Fund only is required for approval of this Proposal. The requirements for such "majority" vote are the same as those described above for Proposal No. 2. If this Proposal is not approved, the above-described investment objective and other fundamental investment policies will not change. The Board of Trustees recommends a vote in favor of approving this Proposal.



                            APPROVAL OF AMENDMENTS TO
                        THE TRUST'S DECLARATION OF TRUST
                                (Proposal No. 4)

The Trust's Declaration of Trust (the "Declaration of Trust") currently authorizes the issuance of one class of shares for each Fund with each share representing an equal proportionate interest in that Fund. The Trust's Board of Trustees, including a majority of the Independent Trustees, has voted to authorize the issuance of additional classes of shares of each Fund and to amend the Declaration of Trust to permit the issuance of such additional classes of the current Funds and of any Funds that may hereafter be created. This will enable investors to be offered different classes of shares representing interests in the same investment portfolio but with different distribution arrangements. If this Proposal is approved, the Board of Trustees would be empowered to authorize the issuance of additional classes without shareholder approval. This Proposal would also update and conform certain provisions of the Trust's Declaration of Trust, without making any substantive revisions other than those required to permit the issuance of additional classes of shares of each Fund.

At present, each Fund has a single class of shares sold at net asset value. If this Proposal is approved, the Trust would be permitted to offer shares of one or more additional classes of each Fund, although there is no obligation that it do so. Upon instituting a "multiclass distribution arrangement," shares of the presently outstanding class would continue to be offered under the Funds' present distribution arrangement. Shares of such additional classes may be offered that would be subject to a service fee and/or an asset based sales charge and may therefore have different expenses, in comparison to the currently outstanding shares. However, shares of each Class would represent interests in the same portfolio of investments held by that Fund. The only differences between shares of different classes of the same Fund would relate to (a) any differences in expenses payable by each Class and the impact of such differences on their respective net asset values and distributions to shareholders, (b) voting rights with respect to any matter solely affecting the respective Class,
(c) any differences relating to procedures applicable to purchasing, redeeming or exchanging shares, and (d) the designation of the new Class. The Board does not expect that the multiclass arrangement, if adopted, would result in any additional expenses being allocated to each Fund's existing shares, and if there are any such additional expenses, the Board believes that such expenses would not affect the dividends or net asset value for any Fund's existing class of shares.

The multiclass arrangement is intended to provide investors with alternative methods of purchasing shares of each Fund and allow investors a choice in selecting the method of paying sales, distribution and other expenses associated with their investment. The investor's choice should depend on the amount invested and the time for which the investment in Fund shares is expected to be held. To the extent that offering varying distribution alternatives increases sales, a larger pool of assets may reduce pro rata operating expenses and better enable the achievement of investment objectives within the constraints of portfolio management.

Vote Required. An affirmative vote of the holders of a "majority" of the voting securities of all Funds voting in the aggregate, and not separately by Fund, is required for approval of this Proposal for that Fund. The requirements for such "majority" vote are the same as those described above for Proposal No. 2. If the Proposal is not approved by the shareholders of a Fund, the Trust's Declaration of Trust will remain unchanged with respect to that Fund. If approved by shareholders at this meeting, this Proposal will become effective when the Trust's Prospectus is revised to disclose such changes. The Board of Trustees recommends a vote in favor of approving this Proposal.


                             ADDITIONAL INFORMATION

The Manager. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Trust's business, pursuant to its investment advisory agreement with each Fund.

The Manager (including subsidiaries) currently manages investment companies, including other OppenheimerFunds, with assets of more than $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 1997, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 827,181 shares of Class B voting stock, and (iii) 1,441,473 shares of Class C non-voting stock. This collectively represented 88.6% of the outstanding common stock and 95.3% of the voting power of OAC as of that date.

Certain officers and/or directors of the Manager held (i) 405,090 shares of the Class B voting stock, representing 8.1% of the outstanding common stock and 3.0% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 607,342 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Mr. James C. Swain, who serves as a Trustee of the Trust. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period January 1, 1997 to December 31, 1997, the only transactions by persons who serve as Trustees of the Fund were by Mr. Swain, who surrendered to OAC 13,423 stock appreciation rights issued in tandem with the Class C OAC options, for a cash payment of $2,164,436.

The names and principal occupations of the executive officers and directors of the Manager are as follows:

Bridget A. Macaskill,  President, Chief Executive Officer and a director; Donald
W. Spiro, Chairman Emeritus and a director; James C. Swain, Vice Chairman; Jeremy Griffiths, Executive Vice President and Chief Financial Officer; Robert
C. Doll, Executive Vice President and a director; Andrew J. Donohue, Executive Vice President, General Counsel and a director; O. Leonard Darling, Paula Gabriele, Barbara Hennigar, James Ruff, Loretta McCarthy and Nancy Sperte, Executive Vice Presidents; George C. Bowen, Senior Vice President and Treasurer; Peter M. Antos, Victor Babin, Robert A. Densen, Craig Dinsell, Ronald H. Fielding, Thomas W. Keffer, Robert E. Patterson, Russell Read, Richard Rubinstein, Arthur Steinmetz, Ralph Stellmacher, John Stoma, Jerry A. Webman, William L. Wilby and Robert G. Zack, Senior Vice Presidents. These officers are located at one of the four offices of the Manager: Two World Trade Center, New York, NY 10048-0203; 6803 South Tucson Way, Englewood, CO 80112; 350 Linden Oaks, Rochester, NY 14625-2807 and One Financial Plaza, 755 Main Street, Hartford, CT 06103.

RECEIPT OF SHAREHOLDER PROPOSALS

The Trust is not required to hold shareholder meetings on a regular basis. Meetings of shareholders may be called from time to time by either the Trust or the Shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Trust's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of Trust shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Trust of any such proposal. Under those rules, a proposal submitted for inclusion in the Trust's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Trust receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

OTHER BUSINESS

Management of the Trust knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.


By Order of the Board of Trustees,


Andrew J. Donohue, Secretary


February 17, 1998

                                   APPENDIX A
                               RECORD SHAREHOLDERS

As of February 6, 1998, the total number of shares outstanding, and the number of shares and approximate percentage of Fund shares held of record by separate accounts of the following insurance companies (and their respective subsidiaries) were as follows:

            Total                                        Life of
            Outstanding      Monarch       ReliaStar     Virginia    Nationwide
Money Fund  127,013,572.804 21,852,949.630 9,554,471.910    ---          --
                               17.21%         7.52%

High Income 26,226,120.651 1,230,630.579   2,164,980.318 13,863,023.282  --
  Fund                        4.69%         8.25%         52.85%


Bond Fund   44,374,287.373 534,524.752     50,977.681    3,650,115.851 25,406,830.225
                              1.20%          0.11%          8.23%          57.26%

Capital     21,550,943.200 501,866.002     1,305,105.493 5,313,655.965 46,986.985
   Appreciation               2.33%           6.06%         24.66%          0.22%
   Fund

Growth Fund 15,731,558.775 978,168.850    173,874.672   4,638,674.654  800,696.172
                              6.22%       1.11%         29.48%          5.09%

Multiple    37,161,987.346 3,142,664.613  2,774,912.920 4,545,468.139 21,009,032.857
  Strategies                  8.46%       7.47%         12.23%          56.53%
  Fund

Global      45,335,818.224     --        1,370,687.795     --         24,237,279.174
 Securities Fund                          3.02%                         53.46%

Strategic   41,938,011.091     --         282,729.1        --                --
Bond Fund                                     0.67%

Growth &    8,075,525.249         --           --            --        147,603.121
   Income Fund                                                          1.83%

                                          (continued)

                    Aetna        MassMutual   Jefferson-Pilot    Acacia


Money Fund    12,877,242.090     82,728,909.17       --              --
                  10.14%            65.13%

High Income   3,022,833.370       4,438,388.484      --          56,752.970
Fund               11.52%             16.91%                     0.22%

Bond Fund     1,225,908.430       9,942,429.676     3,557,603.46   --
                    2.76%         22.41%               8.02%

Capital       1,492,025.006       12,778,281.87       --        29,529.155
Appreciation        6.92%         59.29%                           0.14%
Fund

Growth Fund   1,700,698.656       3,807,826.866   3,419,065.242  69,760.739
                  10.81%            24.20%         21.73%           0.44%

Multiple    3,217,189.328         2,472,719.491        --           --
Strategies       8.66%                6.65%
Fund

Global       2,427,504.038         17,300,347.2       --            --
Securities       5.35%                38.16%
Fund

Strategic   4,464,277.011           36,282,264.559  15,870.471     127,404.582
Bond Fund       10.64%                 86.51%         0.04%       0.30%

Growth &    1,064,584.496            6,635,798.237      --        35,077.4000
Income         13.18%                   82.17%                       0.43%
Fund

                                   (continued)

                       American
                       Enterprise     Protective        CUNA           COVA

Money Fund              --                --            --              --


High Income Fund      10,582.434         --      1,446,370.003     3,141.645
                      0.04%                         5.51%          0.01%


Bond Fund             --                  --           --           5,897.291
                                                                     0.01%

Capital Appreciation  --            83,492.718         --            --
Fund                                0.39%

Growth Fund          3,535.679      141,533.175          --       1,259.749
                       0.02%            0.90%                          0.01%

Multiple Strategies     --            --                --               --
Fund

Global Securities      --            --                 --               --
Fund

Strategic Bond Fund   --            757,083.0            --          8,382.274
                                    1.81%                            0.02%

Growth & Income     --             184,301.8      --             8,160.174
Fund                                2.28%                          0.10%



















                                       A-3

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                          Oppenheimer High Income Fund
             PROXY FOR SHAREHOLDERS MEETING TO BE HELD APRIL 3, 1998

     The undersigned indirect shareholder of Oppenheimer High Income Fund (the "Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby direct ----------------_ (the "Insurance Company") to appoint Robert Bishop, Scott Farrar, George C. Bowen and Rendle Myer, and each of them, as attorneys-in-fact and proxies of the Insurance Company, with full power of substitution, to attend the Meeting of Shareholders of the Trust to be held April 3, 1998, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the Insurance Company for the undersigned on the record date for said meeting for the election of Trustees and on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT.  THE
SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

(1) To elect ten Trustees to hold office until the next meeting of shareholders called for the purpose of electing Trustees or until their successors are elected and shall qualify;

A) Robert G. Avis              F) Raymond J. Kalinowski
B) William A. Baker            G) C. Howard Kast
C) Charles Conrad, Jr.         H) Robert M. Kirchner
D) Jon S. Fossel               I)  Ned M. Steel
E) Sam Freedman                J) James C. Swain

       FOR                      AGAINST                        ABSTAIN


(2) Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No.
       1)

       FOR                      AGAINST                        ABSTAIN


(3) To approve changes in the fundamental investment policies of the Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging (Proposal No.2);

- warrants                            - investing in oil and gas exploration
- investing in other investment companies  - borrowing
- hedging


       FOR                      AGAINST                        ABSTAIN

(4) To approve amendments to the Trust's Declaration of Trust to permit the Fund to issue additional classes of shares (Proposal No. 4);

       FOR                      AGAINST                        ABSTAIN


             Dated:                                                 , 1998
                          ------------------------------------------------------
                          (Month)     (Day)


                          Signature(s)


                          Signature(s)

       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                         Oppenheimer Strategic Bond Fund
             PROXY FOR SHAREHOLDERS MEETING TO BE HELD APRIL 3, 1998

     The undersigned indirect shareholder of Oppenheimer Strategic Bond Fund (the "Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby direct ----------------_ (the "Insurance Company") to appoint Robert Bishop, Scott Farrar, George C. Bowen and Rendle Myer, and each of them, as attorneys-in-fact and proxies of the Insurance Company, with full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held April 3, 1998, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the Insurance Company for the undersigned on the record date for said meeting for the election of Trustees and on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT.  THE
SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

(1) To elect ten Trustees to hold office until the next meeting of shareholders called for the purpose of electing Trustees or until their successors are elected and shall qualify;

A) Robert G. Avis              F) Raymond J. Kalinowski
B) William A. Baker            G) C. Howard Kast
C) Charles Conrad, Jr.         H) Robert M. Kirchner
D) Jon S. Fossel               I)  Ned M. Steel
E) Sam Freedman                J) James C. Swain


       FOR                      AGAINST                        ABSTAIN


(2) Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No.
       1)

       FOR                      AGAINST                        ABSTAIN


(3) To approve changes in the fundamental investment policies of the Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging (Proposal No.2);

- warrants                             - investing in oil and gas exploration
- investing in other investment companies  - borrowing
- hedging

       FOR                      AGAINST                        ABSTAIN

(4) To approve amendments to the Trust's Declaration of Trust to permit the Fund to issue additional classes of shares (Proposal No. 4);

       FOR                      AGAINST                        ABSTAIN


             Dated:                                                    , 1998
                          ------------------------------------------------------
                          (Month)     (Day)


                          Signature(s)


                          Signature(s)

       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                              Oppenheimer Bond Fund
             PROXY FOR SHAREHOLDERS MEETING TO BE HELD APRIL 3, 1998

     The undersigned indirect shareholder of Oppenheimer Bond Fund (the "Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby direct ----------------_ (the "Insurance Company") to appoint Robert Bishop, Scott Farrar, George C. Bowen and Rendle Myer, and each of them, as attorneys-in-fact and proxies of the Insurance Company, with full power of substitution, to attend the Meeting of Shareholders of the Trust to be held April 3, 1998, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the Insurance Company for the undersigned on the record date for said meeting for the election of Trustees and on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT.  THE
SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

(1) To elect ten Trustees to hold office until the next meeting of shareholders called for the purpose of electing Trustees or until their successors are elected and shall qualify;

A) Robert G. Avis              F) Raymond J. Kalinowski
B) William A. Baker            G) C. Howard Kast
C) Charles Conrad, Jr.         H) Robert M. Kirchner
D) Jon S. Fossel               I)  Ned M. Steel
E) Sam Freedman                J) James C. Swain

       FOR                      AGAINST                        ABSTAIN

(2) Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No.
             1)

       FOR                      AGAINST                        ABSTAIN

(3) To approve changes in the fundamental investment policies of the Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging (Proposal No.2);

- warrants                              - investing in oil and gas exploration
- investing in other investment companies  - borrowing
- hedging

       FOR                      AGAINST                        ABSTAIN

(4) To approve changes in the Fund's investment objective and fundamental investment policies (Proposal No. 3);

- investment objective                          - permissible investments

       FOR                      AGAINST                        ABSTAIN

(5) To approve amendments to the Trust's Declaration of Trust to permit the Fund to issue additional classes of shares (Proposal No. 4);

       FOR                      AGAINST                        ABSTAIN

             Dated:                                                    , 1998
                          ------------------------------------------------------
                          (Month)     (Day)


                          Signature(s)


                          Signature(s)

       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                             Oppenheimer Money Fund
             PROXY FOR SHAREHOLDERS MEETING TO BE HELD APRIL 3, 1998

     The  undersigned  indirect  shareholder  of  Oppenheimer  Money  Fund  (the
"Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby direct ----------------_ (the "Insurance Company") to appoint Robert Bishop, Scott Farrar, George C. Bowen and Rendle Myer, and each of them, as attorneys-in-fact and proxies of the Insurance Company, with full power of substitution, to attend the Meeting of Shareholders of the Trust to be held April 3, 1998, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the Insurance Company for the undersigned on the record date for said meeting for the election of Trustees and on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT.  THE
SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

(1) To elect ten Trustees to hold office until the next meeting of shareholders called for the purpose of electing Trustees or until their successors are elected and shall qualify;


A) Robert G. Avis              F) Raymond J. Kalinowski
B) William A. Baker            G) C. Howard Kast
C) Charles Conrad, Jr.         H) Robert M. Kirchner
D) Jon S. Fossel               I)  Ned M. Steel
E) Sam Freedman                J) James C. Swain

       FOR                      AGAINST                        ABSTAIN

(2) Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

       FOR                      AGAINST                        ABSTAIN

(3) To approve changes in the fundamental investment policies of the Fund on borrowing, investing in oil and gas exploration, investing in other investment companies and hedging (Proposal
No.2);

- investing in oil and gas exploratio- investing in other investment companies
- borrowing                          - hedging

       FOR                      AGAINST                        ABSTAIN

(4) To approve amendments to the Trust's Declaration of Trust to permit the Fund to issue additional classes of shares (Proposal No. 4);

       FOR                      AGAINST                        ABSTAIN

             Dated:                                                   , 1998
                          ------------------------------------------------------
                          (Month)     (Day)


                          Signature(s)


                          Signature(s)

       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                      Oppenheimer Multiple Strategies Fund
             PROXY FOR SHAREHOLDERS MEETING TO BE HELD APRIL 3, 1998

     The undersigned indirect shareholder of Oppenheimer Multiple Strategies Fund (the "Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby direct ----------------_ (the "Insurance Company") to appoint Robert Bishop, Scott Farrar, George C. Bowen and
Rendle Myer,
and each of them, as attorneys-in-fact and proxies of the Insurance Company, with full power of substitution, to attend the Meeting of Shareholders of the Trust to be held April 3, 1998, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the Insurance Company for the undersigned on the record date for said meeting for the election of Trustees and on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT.  THE
SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

(1) To elect ten Trustees to hold office until the next meeting of shareholders called for the purpose of electing Trustees or until their successors are elected and shall qualify;

A) Robert G. Avis              F) Raymond J. Kalinowski
B) William A. Baker            G) C. Howard Kast
C) Charles Conrad, Jr.         H) Robert M. Kirchner
D) Jon S. Fossel               I)  Ned M. Steel
E) Sam Freedman                J) James C. Swain

       FOR                      AGAINST                        ABSTAIN

(2) Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No.
       1)

       FOR                      AGAINST                        ABSTAIN

(3) To approve changes in the fundamental investment policies of the Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging (Proposal No.2);

- warrants                              - investing in oil and gas exploration
- investing in other investment companies  - borrowing
- hedging

       FOR                      AGAINST                        ABSTAIN

(4) To approve amendments to the Trust's Declaration of Trust to permit the Fund to issue additional classes of shares (Proposal No. 4);

       FOR                      AGAINST                        ABSTAIN

             Dated:                                                    , 1998
                          ------------------------------------------------------
                          (Month)     (Day)


                          Signature(s)


                          Signature(s)

       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                      Oppenheimer Capital Appreciation Fund
             PROXY FOR SHAREHOLDERS MEETING TO BE HELD APRIL 3, 1998

     The undersigned indirect shareholder of Oppenheimer Capital Appreciation Fund (the "Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby direct
-----------------
(the "Insurance Company") to appoint Robert Bishop, Scott Farrar, George C. Bowen and Rendle Myer, and each of them, as attorneys-in-fact and proxies of the Insurance Company, with full power of substitution, to attend the Meeting of Shareholders of the Trust to be held April
3 , 1998, at 6803
South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the Insurance Company for the undersigned on the record date for said meeting for the election of Trustees and on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT.  THE
SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

(1) To elect ten Trustees to hold office until the next meeting of shareholders called for the purpose of electing Trustees or until their successors are elected and shall qualify;

A) Robert G. Avis              F) Raymond J. Kalinowski
B) William A. Baker            G) C. Howard Kast
C) Charles Conrad, Jr.         H) Robert M. Kirchner
D) Jon S. Fossel               I)  Ned M. Steel
E) Sam Freedman                J) James C. Swain

       FOR                      AGAINST                        ABSTAIN

(2) Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

       FOR                      AGAINST                        ABSTAIN

(3) To approve changes in the fundamental investment policies of the Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging (Proposal No.2);

- warrants                             - investing in oil and gas exploration
- investing in other investment companies  - borrowing
- hedging

       FOR                      AGAINST                        ABSTAIN

(4) To approve amendments to the Trust's Declaration of Trust to permit the Fund to issue additional classes of shares (Proposal No. 4);

       FOR                      AGAINST                        ABSTAIN

             Dated:                                                    , 1998
                          ------------------------------------------------------
                          (Month)     (Day)


                          Signature(s)


                          Signature(s)

       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                             Oppenheimer Growth Fund
             PROXY FOR SHAREHOLDERS MEETING TO BE HELD APRIL 3, 1998

     The undersigned indirect shareholder of Oppenheimer Growth Fund (the "Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby direct ----------------_ (the "Insurance Company") to appoint Robert Bishop, Scott Farrar, George C. Bowen and Rendle Myer, and each of them, as attorneys-in-fact and proxies of the Insurance Company, with full power of substitution, to attend the Meeting of Shareholders of the Trust to be held April 3, 1998, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the Insurance Company for the undersigned on the record date for said meeting for the election of Trustees and on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT.  THE
SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

(1) To elect ten Trustees to hold office until the next meeting of shareholders called for the purpose of electing Trustees or until their successors are elected and shall qualify;

A) Robert G. Avis              F) Raymond J. Kalinowski
B) William A. Baker            G) C. Howard Kast
C) Charles Conrad, Jr.         H) Robert M. Kirchner
D) Jon S. Fossel               I)  Ned M. Steel
E) Sam Freedman                J) James C. Swain

       FOR                      AGAINST                        ABSTAIN

(2) Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No.
       1)

       FOR                      AGAINST                        ABSTAIN

(3) To approve changes in the fundamental investment policies of the Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging (Proposal No.2);

- warrants                              - investing in oil and gas exploration
- investing in other investment companies  - borrowing
- hedging

       FOR                      AGAINST                        ABSTAIN

(4) To approve amendments to the Trust's Declaration of Trust to permit the Fund to issue additional classes of shares (Proposal No. 4);

       FOR                      AGAINST                        ABSTAIN

             Dated:                                                    , 1998
                          ------------------------------------------------------
                          (Month)     (Day)


                          Signature(s)


                          Signature(s)

       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                        Oppenheimer Growth & Income Fund
             PROXY FOR SHAREHOLDERS MEETING TO BE HELD APRIL 3, 1998

     The undersigned indirect shareholder of Oppenheimer Growth & Income Fund (the "Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby direct ----------------_ (the "Insurance Company") to appoint Robert Bishop, Scott Farrar, George C. Bowen and Rendle Myer, and each of them, as attorneys-in-fact and proxies of the Insurance Company, with full power of substitution, to attend the Meeting of Shareholders of the Trust to be held April 3, 1998, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the Insurance Company for the undersigned on the record date for said meeting for the election of Trustees and on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT.  THE
SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

(1) To elect ten Trustees to hold office until the next meeting of shareholders called for the purpose of electing Trustees or until their successors are elected and shall qualify;

A) Robert G. Avis              F) Raymond J. Kalinowski
B) William A. Baker            G) C. Howard Kast
C) Charles Conrad, Jr.         H) Robert M. Kirchner
D) Jon S. Fossel               I)  Ned M. Steel
E) Sam Freedman                J) James C. Swain

       FOR                      AGAINST                        ABSTAIN

(2) Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

       FOR                      AGAINST                        ABSTAIN

(3) To approve changes in the fundamental investment policies of the Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging (Proposal No.2);

- warrants                              - investing in oil and gas exploration
- investing in other investment companies  - borrowing
- hedging

       FOR                      AGAINST                        ABSTAIN

(4) To approve amendments to the Trust's Declaration of Trust to permit the Fund to issue additional classes of shares (Proposal No. 4);

       FOR                      AGAINST                        ABSTAIN

             Dated:                                                   , 1998
                          ------------------------------------------------------
                          (Month)     (Day)


                          Signature(s)


                          Signature(s)

       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                       Oppenheimer Global Securities Fund
             PROXY FOR SHAREHOLDERS MEETING TO BE HELD APRIL 3, 1998

     The undersigned indirect shareholder of Oppenheimer Global Securities Fund (the "Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby direct ----------------_ (the "Insurance Company") to appoint Robert Bishop, Scott Farrar, George C. Bowen and
Rendle Myer,
and each of them, as attorneys-in-fact and proxies of the Insurance Company, with full power of substitution, to attend the Meeting of Shareholders of the Trust to be held April 3, 1998, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the Insurance Company for the undersigned on the record date for said meeting for the election of Trustees and on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT.  THE
SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

(1) To elect ten Trustees to hold office until the next meeting of shareholders called for the purpose of electing Trustees or until their successors are elected and shall qualify;

A) Robert G. Avis              F) Raymond J. Kalinowski
B) William A. Baker            G) C. Howard Kast
C) Charles Conrad, Jr.         H) Robert M. Kirchner
D) Jon S. Fossel               I)  Ned M. Steel
E) Sam Freedman                J) James C. Swain

       FOR                      AGAINST                        ABSTAIN

(2) Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No.
       1)

       FOR                      AGAINST                        ABSTAIN

(3) To approve changes in the fundamental investment policies of the Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging (Proposal No.2);

- warrants                               - investing in oil and gas exploration
- investing in other investment companies  - borrowing
- hedging

       FOR                      AGAINST                        ABSTAIN

(4) To approve amendments to the Trust's Declaration of Trust to permit the Fund to issue additional classes of shares (Proposal No. 4);

       FOR                      AGAINST                        ABSTAIN

             Dated:                                                      , 1998
                          ------------------------------------------------------
                          (Month)     (Day)


                          Signature(s)


                          Signature(s)

       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.




















proxy\600.98p

                              INSURANCE COMPANY AND
                         AFFILIATED INSURANCE COMPANIES

                                  PROXY BALLOT
                         FOR THE MEETING OF SHAREHOLDERS
                                       OF
                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                            TO BE HELD APRIL 3, 1998

             o Please fold and detach card at perforation before mailing o

[Oppenheimer Bond Fund]
[Oppenheimer Growth Fund]
[Oppenheimer Growth & Income Fund]
[Oppenheimer Global Securities Fund]
[Oppenheimer Multiple Strategies Fund]
[Oppenheimer Capital Appreciation Fund]
[Oppenheimer Money Fund]
[Oppenheimer Strategic Bond Fund]
[Oppenheimer High Income Fund]

     The undersigned indirect shareholder of the above-referenced fund (the "Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby direct

      (the "Insurance Company") to appoint Robert Bishop,  Scott Farrar,  George
C. Bowen and Rendle Myer, and each of them, as attorneys-in-fact and proxies of the Insurance Company, with full power of substitution, to attend the Meeting of Shareholders of the Trust to be held April 3, 1998, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the Insurance Company for the undersigned on the record date for said meeting for the election of Trustees and on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

                                                Date:
         1998

       NOTE: PLEASE SIGN IN THE BOX BELOW EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.








Signature(s)

                    PLEASE MARK YOUR PROXY BALLOT, DATE AND SIGN IT
                  AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
               WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES

               NOTE: YOUR PROXY BALLOT IS NOT VALID UNLESS IT IS SIGNED


             o Please fold and detach card at perforation before mailing o

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT.  THE
SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please vote by filling in the appropriate box below.

(1) To elect ten Trustees to hold office until the next meeting of shareholders called for the purpose of electing Trustees or until their successors are elected and shall qualify;

Robert G. Avis;  William A. Baker;  Charles Conrad,  Jr.;
Jon S. Fossel;  Sam Freedman; Raymond J. Kalinowski;
C. Howard Kast; Robert M. Kirchner; Ned M. Steel; James C. Swain

       FOR ALL (except as indicated below)              WITHHOLD ALL

                  |-|                                        |-|

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.


------------------------------------------------------------------------------



(2) Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No.
       1);

       FOR                AGAINST          ABSTAIN
          |_|                      |_|             |_|

(3) To approve changes in the fundamental investment policies of the Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging (Proposal No.2);

       FOR                AGAINST          ABSTAIN
          |_|                      |_|             |_|

(4) FOR OPPENHEIMER BOND FUND ONLY. To approve changes in the Fund's investment objective and fundamental investment policies (Proposal No. 3);

       FOR                AGAINST          ABSTAIN
          |_|                      |_|             |_|

(5) To approve amendments to the Trust's Declaration of Trust to permit the Fund to issue additional classes of shares (Proposal No. 4).

       FOR                AGAINST          ABSTAIN
          |_|                      |_|             |_|